FGT1 P-1

SUPPLEMENT DATED JANUARY 15, 2009

TO THE PROSPECTUS DATED SEPTEMBER 30, 2008
as previously amended
Fiduciary Small Capitalization Equity Fund

(A series of Franklin Global Trust)

At a meeting of the Board of Trustees of Franklin Global Trust held on January 14, 2009, the Board approved a proposal to liquidate and dissolve the Fiduciary Small Capitalization Equity Fund (the “Fund”). The liquidation and dissolution are anticipated to occur on or about January 30, 2009 (the “Liquidation Date”).

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, an exchange out of the Fund prior to the Liquidation Date or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with your plan sponsor for further information regarding the impact of the liquidation.

     In light of the pending liquidation and dissolution of the Fund, the Prospectus is amended by adding the following to the section "Buying Shares":

     Effective January 16, 2009, the Fund is closed to new investments, including additional investments by existing shareholders or by exchange from another fund, with limited exceptions. After the closure date, additional purchases may be made by existing shareholders through reinvestment of dividends and capital gains distributions. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.